UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 28, 2004

Date of Report (Date of earliest event reported)

Corio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31003	77-0492528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

959 Skyway Road, Suite 100, San Carlos, CA 94070

(Address of principal executive offices) (Zip Code)

(650) 232-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 28, 2004, Corio, Inc., a Delaware corporation (“Corio”), announced its financial results for the fiscal quarter ended September 30, 2004. A copy of Corio’s press release announcing these financial results is attached hereto as Exhibit 99.1. The press release included as an exhibit to this report contains “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Corio’s business and other matters contained in the press release are “forward-looking”. The press release also states that additional factors that could cause results to differ from those projected are discussed in our public filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website (http://www.sec.gov).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release dated October 28, 2004 by Corio, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Corio, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004

CORIO, INC.

By:	/s/ George Kadifa
George Kadifa, Chairman and
Chief Executive Officer

CORIO, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 28, 2004 by Corio, Inc.